TRANSAMERICA FUNDS

Transamerica Multi-Manager Alternative Strategies Portfolio

Supplement to the Currently Effective Advisor Class Prospectus, Summary Prospectus

and Statement of Additional Information

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Effective on or about July 7, 2017, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”) with respect to Transamerica Multi-Manager Alternative Strategies Portfolio (the “fund”) and will enter into a new investment sub-advisory agreement with Goldman Sachs Asset Management, L.P. (“GSAM”) with respect to the fund. An information statement will be made available to fund shareholders which will provide certain information about the new sub-adviser and the terms of the new sub-advisory agreement.

In connection with the change in sub-adviser: (i) the fund’s principal investment strategies and portfolio managers will change; (ii) the fund will be subject to an additional principal risk; and (iii) the fund will have a new management fee schedule. These changes are described below.

The fund’s investment objective and benchmark indices will remain the same. In addition, TAM will continue to serve as the fund’s investment manager.

Effective on or about July 7, 2017, the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectus and Statement of Additional Information concerning the fund:

OPERATING EXPENSES:

The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectus and Summary Prospectus relating to Transamerica Multi-Manager Alternative Strategies Portfolio is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees[1]	0.19%
Distribution and service (12b-1) fees	None
Other expenses[2]	0.25%
Acquired fund fees and expenses	1.34%
Total annual fund operating expenses [3]	1.78%

[1]	Management fees have been restated to reflect the combination of investment advisory and administrative services fees under one agreement and the fund’s payment of a single management fee effective March 1, 2016, and also to reflect a reduction in management fees effective July 7, 2017.
[2]	Other expenses are based on estimates for the current fiscal year.
[3]	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses and do not reflect the reduction in management fees effective July 7, 2017.

The “Example” table included in the Prospectus and Summary Prospectus relating to Transamerica Multi-Manager Alternative Strategies Portfolio is deleted in its entirety and replaced with the following:

1 year	3 years	5 years	10 years
$181	$560	$964	$2,095

PRINCIPAL INVESTMENT STRATEGIES:

The “Principal Investment Strategies” section included in the Prospectus and Summary Prospectus relating to Transamerica Multi-Manager Alternative Strategies Portfolio is deleted in its entirety and replaced with the following:

The fund seeks to achieve its investment objective by investing primarily in underlying Transamerica funds (“underlying Transamerica funds”).

Under normal circumstances, the fund expects to invest primarily in underlying Transamerica funds that use alternative investment strategies as their principal investment strategies and/or that invest primarily in alternative asset classes, which may include, but are not limited to:

•	Long-short and market-neutral strategies;

•	Tactical, strategic or dynamic investment strategies (bond and/or equity);

•	Arbitrage strategies;

•	Event driven strategies;

•	Real estate strategies;

•	Managed futures strategies;

•	Global macro strategies;

•	Commodities and/or natural resources and/or precious metals;

•	Foreign currency trading strategies; and/or

•	Non-core investments (such as micro-cap stocks, international small cap stocks, high yield credit, emerging markets equities and debt, Treasury Inflation-Protected Securities (TIPS), master limited partnerships (MLPs) and foreign bonds).

The fund may invest from time to time in underlying Transamerica funds that use traditional core investment strategies (e.g., invest in developed market equity securities or U.S. investment grade fixed income securities). The fund may also invest directly in U.S. government securities, short-term commercial paper and/or repurchase agreements.

In managing the fund’s portfolio of investments, Goldman Sachs Asset Management, LP (the “sub-adviser”) will develop a target asset allocation for the fund using quantitative and qualitative techniques and factors. The sub-adviser’s approach to asset allocation seeks to budget the fund’s long term investment risk exposure across risk factors, such as equity risk, interest rate risk, convexity/credit risk, emerging markets risk, commodities risk, equity style factor risk, time series momentum risk and active risk. An important component of the sub-adviser’s process is allocating risk across asset classes and strategies to increase diversification and, potentially, reduce volatility.

The sub-adviser may change the fund’s asset allocation at any time without notice to shareholders. The sub-adviser normally adjusts the fund’s strategic asset allocation as part of its tactical investment process in order to react to changes in the markets, the economic cycle and the macroeconomic environment. The fund’s portfolio positioning may therefore change over time based on the sub-adviser’s short- to medium-term market views on dislocations and attractive investment opportunities.

The fund’s investment manager, Transamerica Asset Management, Inc. (the “manager”) will, among other things, oversee and monitor the sub-adviser and will be solely responsible for selecting the underlying Transamerica funds among which the sub-adviser may allocate the fund’s assets and overseeing the management of the underlying Transamerica funds. Each underlying Transamerica fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying Transamerica fund decides which securities to purchase and sell for that underlying Transamerica fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying Transamerica funds.

The sub-adviser may determine (in its sole discretion) that there are multiple underlying Transamerica funds pursuing an investment strategy or investing principally in an asset class represented in the sub-adviser’s target asset allocation; in those cases, the sub-adviser may allocate the portion of the fund’s assets allocated to that strategy or asset class equally among those underlying Transamerica funds using the risk budgeting approach described above.

The “Underlying Funds” section of the prospectus lists the underlying Transamerica funds currently available for investment by the fund and provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying Transamerica funds. It is not possible to predict the extent to which the fund will be invested in a particular underlying Transamerica fund at any time, and the fund may be a significant shareholder in certain underlying Transamerica funds.

The sub-adviser may invest in index-based underlying exchange-traded funds (“underlying ETFs”) that it selects to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of the sub-adviser’s asset allocation for the fund, but not otherwise accessible through available underlying Transamerica funds.

The fund may, but is not required to, invest directly in futures contracts as part of the sub-adviser’s tactical asset allocation and to express the sub-adviser’s short or medium-term investment views. The use of futures would generally be limited to exchange-traded developed market equity index and U.S. Treasury futures. The fund may also have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying Transamerica funds and underlying ETFs.

The fund may invest without restriction as to issuer capitalization, country, market, currency, maturity or credit rating.

PRINCIPAL RISKS:

The following principal risk is added as a principal risk of investing in the fund:

Underlying Exchange Traded Funds – To the extent the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subject to the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund’s shares could also be substantially and adversely affected.

SUB-ADVISER:

GSAM, an affiliate of Goldman Sachs & Co., has been a registered investment adviser since 1990. As of December 31, 2016, GSAM has approximately $1.17 trillion in total assets under management. GSAM’s principal business address is 200 West Street, New York, New York 10282.

PORTFOLIO MANAGERS:

Name	Sub-Adviser	Positions Over Past Five Years

Christopher Lvoff, CFA	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the fund since 2017; Managing Director, Senior Portfolio Manager, Global Portfolio Solution Group; employed with Goldman Sachs Asset Management, L.P. since 2007

Lucy Xin	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the fund since 2017; Vice President, Global Portfolio Solution Group; employed with Goldman Sachs Asset Management, L.P. since 2011

Raymond Chan, CFA	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the fund since 2017; Managing Director, Senior Portfolio Manager, Global Portfolio Solution Group; employed with Goldman Sachs Asset Management, L.P. since 2004

MANAGEMENT FEES:

Effective on or about July 7, 2017, TAM will receive compensation from the fund, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the fund’s average daily net assets) indicated below:

First $500 million	0.1925%
Over $500 million up to $1 billion	0.1725%
Over $1 billion up to $2 billion	0.1525%
Over $2 billion	0.1425%

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Investors Should Retain this Supplement for Future Reference

May 3, 2017